Exhibit 10.7
Execution Version
THIRD OMNIBUS AMENDMENT

THIS THIRD OMNIBUS AMENDMENT, dated as of March 19, 2019 (this “Amendment”), is entered into by and among ALLIANCE LAUNDRY SYSTEMS LLC, a Delaware limited liability company (“ALS”), ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2015 LLC, a Delaware limited liability company (“ALER”), ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2015-A, a Delaware statutory trust (the “Issuer”), THE BANK OF NEW YORK MELLON, a New York banking corporation, as trustee under the Indenture (the “Indenture Trustee”), each of the NOTE PURCHASERS listed on the signature pages hereto (collectively, the “Note Purchasers”), each of the FUNDING AGENTS for the Purchaser Groups listed on the signature pages hereto (collectively, the “Funding Agents”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Note Purchasers (the “Administrative Agent”).
BACKGROUND:
1.    ALS and ALER are parties to that certain Amended and Restated Purchase Agreement, dated as of June 8, 2018 (as amended by that certain Second Omnibus Amendment, dated as of October 12, 2018 and as further amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Purchase Agreement”);
2.    ALS, ALER and the Issuer are parties to that certain Amended and Restated Pooling and Servicing Agreement, dated as of June 8, 2018 (as amended by that certain First Omnibus Amendment, dated as of August 31, 2018 and that certain Second Omnibus Amendment, dated as of October 12, 2018 and as further amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Pooling and Servicing Agreement”);
3.    ALS, ALER, the Issuer, the Note Purchasers, the Funding Agents and the Administrative Agent are parties to that certain Amended and Restated Note Purchase Agreement, dated as of June 8, 2018 (as amended by that certain First Omnibus Amendment, dated as of August 31, 2018 and that certain Second Omnibus Amendment, dated as of October 12, 2018 and as further amended, restated, supplemented or otherwise modified through the date hereof, together with all exhibits and schedules thereto, the “Note Purchase Agreement” and, together with the Purchase Agreement and the Pooling and Servicing Agreement, the “Agreements”);
4.    the Issuer and the Indenture Trustee are parties to that certain Amended and Restated Indenture, dated as of June 8, 2018 (as amended by that certain Second Omnibus Amendment, dated as of October 12, 2018 and as further amended, restated, supplemented or otherwise modified through the date hereof);
5.    the parties hereto desire to amend the Agreements as hereinafter set forth; and
6.    the consent of each of the Noteholders is necessary for such amendments to be effective, and each of the Noteholders, by executing this Amendment, has consented to such amendments.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms used herein without definition shall have the meanings ascribed thereto in Part I of Appendix A to the Pooling and Servicing Agreement.
2.    Amendments. As of the Effective Date (as defined below), the Agreements are hereby amended as follows:
(a)    Purchase Agreement. The parties to the Purchase Agreement hereby agree that the definition of “Credit Agreement” in Part A of Appendix A to the Purchase Agreement is amended and restated to read as follows:
(i)    “Credit Agreement: means that certain Amended and Restated Credit Agreement, dated as of February 28, 2019, among Alliance Laundry Systems LLC, Alliance Laundry Holdings LLC, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and swing line lender, Bank of Montreal, as an issuing lender, Compass Bank, JPMorgan Chase Bank, N.A. and Fifth Third Bank, as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp., PNC Capital Markets LLC, Compass Bank and JPMorgan Chase Bank, N.A., as 2019 joint lead arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp. and PNC Capital Markets LLC, as joint bookrunners, as such agreement may be amended, restated, modified, supplemented, refinanced or replaced from time to time.”
(b)    Pooling and Servicing Agreement. The parties to the Pooling and Servicing Agreement hereby agree that the Pooling and Servicing Agreement is amended as follows:
(i)    Section 3.07(i) of the Pooling and Servicing Agreement is amended and restated in its entirety with the following:
“Financial Condition Covenant. For so long as any payments of principal or interest remain outstanding on the Notes or any other amounts are owed to any Beneficiary, the Issuer or the Indenture Trustee under the Basic Documents, the Servicer shall, so long as ALS, any Affiliate thereof or any successor thereto pursuant to Section 8.02 is the Servicer, maintain the following financial ratio (the “Financial Condition Covenant”) as specified in this Section 3.07(i). The Servicer shall not permit the Total Net Leverage Ratio as of the last day of any fiscal quarter to exceed the ratio for such fiscal quarter set forth in Section 7.01(a) of the Credit Agreement as in effect on the Third Omnibus Amendment Effective Date and as amended thereafter in accordance with its terms but, unless otherwise consented to in writing by the Administrative Agent (acting at the direction of the Required Noteholders), without giving effect to any such amendment (or any other modification) of such Section 7.01(a) that would apply a ratio that permits a higher Total Net Leverage Ratio for such fiscal quarter than the applicable ratio in effect on the Third Omnibus Amendment Effective Date.”.
(ii)    The following definitions in Part I of Appendix A to the Pooling and Servicing Agreement are amended and restated to read as follows:
“Credit Agreement: The Amended and Restated Credit Agreement, dated as of February 28, 2019, among Alliance Laundry Systems LLC, Alliance Laundry Holdings LLC, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and swing line lender, Bank of Montreal, as an issuing lender, Compass Bank, JPMorgan Chase Bank, N.A. and Fifth Third Bank, as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp., PNC Capital Markets LLC, Compass Bank and JPMorgan Chase Bank, N.A., as 2019 joint lead arrangers, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp. and PNC Capital Markets LLC, as joint bookrunners, as such agreement may be amended, restated, modified, supplemented, refinanced or replaced from time to time. A copy of the Credit Agreement in effect as of the Third Omnibus Amendment Effective Date is set forth on Appendix C.”
“Total Net Leverage Ratio: As defined in the Credit Agreement as in effect on the Third Omnibus Amendment Effective Date and without giving effect to any subsequent amendments or modifications thereof unless otherwise consented to in writing by the Administrative Agent (acting at the direction of the Required Noteholders).”.
(iii)    The following new definition is added to Part I of Appendix A to the Pooling and Servicing Agreement in the appropriate alphabetical sequence:
“Third Omnibus Amendment Effective Date: March 19, 2019.”.
(iv)    Appendix C of the Pooling and Servicing Agreement is amended and restated in its entirety in the form of Annex A attached hereto.
(c)    Note Purchase Agreement. The parties to the Note Purchase Agreement hereby agree that Section 5.1(i) of the Note Purchase Agreement is amended and restated to read as follows:
(i)    “The Servicer and the Seller, as applicable, shall cause ALH to comply with each of the covenants set forth in Section 7 of the Credit Agreement (without giving effect to an amendment, modification, consent, supplement or other modification of Section 7 (directly or indirectly, including any defined terms therein) of the Credit Agreement after the Third Omnibus Amendment Effective Date unless such amendment is consented to in writing by the Administrative Agent and the Required Noteholders).”
3.    Issuer Order, Noteholder Direction and Registered Owner Instruction.
(a)    The Issuer hereby authorizes and directs the Indenture Trustee to execute this Amendment.
(b)    The Noteholders hereby direct the Indenture Trustee to execute this Amendment.
(c)    ALER, as the sole Registered Owner, hereby instructs Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer, to execute this Amendment.
4.    Conditions to Effectiveness. This Amendment shall become effective (the “Effective Date”) upon the Administrative Agent’s receipt of counterparts of this Amendment, duly executed by all of the parties hereto.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of each Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in any Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in which such reference is made shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of any Agreement other than as set forth herein.
6.    Representations and Warranties.
(a)    Each of the Issuer, ALER, ALS and the Note Purchasers makes each of its respective representations and warranties contained in Article 4 of the Note Purchase Agreement, Article VII of the Pooling and Servicing Agreement and Article III of the Purchase Agreement, as applicable (after giving effect to this Amendment).
(b)    Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.
7.    Consent. Pursuant to each Agreement, each of the parties hereto agrees, as to itself only, that all notices required to be delivered to it and all consents required to be given by it in connection with this Amendment have been provided, or in the alternative, have been waived, and each such party hereby consents to the terms of the amendments to the Agreements contained in this Amendment.
8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York; provided, however, that the duties and immunities of the Owner Trustee hereunder shall be governed by the laws of the State of Delaware.
10.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreements or any provision hereof or thereof.
11.    Indenture Trustee’s Responsibility. The Indenture Trustee shall have no responsibility for the validity or sufficiency of this Amendment, nor for the recitals herein.
12.    Limitation of Owner Trustee Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES TRUST 2015-A

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By: /s/ Cynthia L. Major
Name:	Cynthia L. Major
Title:	Banking Officer
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ALLIANCE LAUNDRY SYSTEMS LLC

By: /s/ Todd M. Rice
Name:	Todd M. Rice
Title:	VP, Treasurer and Assistant Secretary

ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2015 LLC

By: /s/ Todd M. Rice
Name:	Todd M. Rice
Title:	President
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THE BANK OF NEW YORK MELLON, not in its individual capacity but solely as Indenture Trustee

By: /s/ Esther Antoine
Name:	Esther Antoine
Title:	Vice President
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PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Roger Yuen
Name: Roger Yuen
Title: Senior Vice President
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PNC PURCHASER GROUP:

PNC BANK, NATIONAL ASSOCIATION, as Committed Purchaser and as Funding Agent

By: /s/ Roger Yuen
Name: Roger Yuen
Title: Senior Vice President
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FIFTH THIRD PURCHASER GROUP

FIFTH THIRD BANK, as Committed Purchaser and as Funding Agent

By: /s/ Patrick Berning
Name: Patrick Berning
Title: Assistant Vice President
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BMO PURCHASER GROUP:

BMO CAPITAL MARKETS CORP., as Funding Agent

By: /s/ Jeffrey Merchant
Name: Jeffrey Merchant
Title: Managing Director
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BANK OF MONTREAL, as Committed Purchaser

By: /s/ Karen Louie
Name: Karen Louie
Title: Director
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FAIRWAY FINANCE COMPANY, LLC, as CP Conduit

By: /s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President
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